Exhibit 99.1
MariMed Reports First Quarter 2025 Earnings

NORWOOD, MA, May 7, 2025 - MariMed Inc. (“MariMed” or the “Company”) (CSE: MRMD) (OTCQX: MRMD), a leading multi-state cannabis operator focused on improving lives every day, today announced its financial results for the first quarter ended March 31, 2025.

Management Commentary

“We are executing on our vision to build the best consumer packaged goods company in cannabis, and over the past quarter we continued to penetrate more storefronts and capture more market share for our innovative, high-quality portfolio of brands,” said Jon Levine, MariMed Chief Executive Officer. “Our Betty’s Eddies™ cannabis chews remained the top-selling edible in Massachusetts, Maryland, and Delaware, and moved up to the #5 position in Illinois after its launch there just over a year ago. Our other core brands also achieved strong market share growth as we sold our products into 70 new storefronts. Wholesale sales now account for 44 percent of our revenue mix, an upward trend that we anticipate will continue as we further leverage our brands as the primary growth engine for the Company.”

“We are pleased to report sequential revenue growth in the first quarter of 2025, driven by continued strength in wholesale performance,” said Mario Pinho, MariMed Chief Financial Officer. “Wholesale sales helped to offset the financial impact of a soft quarter at retail as well as ramp-up costs associated with our new assets in Illinois and Missouri. We remain confident in delivering enhanced shareholder value through expanded brand distribution into new storefronts; the pursuit of new revenue streams, including through M&A, brand licensing, and potential entry into the hemp space; and a continued focus on disciplined cost management, operational efficiencies, and improved execution.”

Financial Highlights1
The following table summarizes the Company's consolidated financial highlights (in millions, except percentage amounts):

	Three months ended March 31,
	2025	2024
Revenue	$38.0	$37.9
GAAP Gross margin	40%	43%
Non-GAAP Gross margin	41%	44%
GAAP Net loss	$(5.4)	$(1.3)
Non-GAAP Net loss	$(3.8)	$(0.6)
Non-GAAP Adjusted EBITDA	$2.6	$4.7
Non-GAAP Adjusted EBITDA margin	7%	12%

1 See the reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures and additional information about non-GAAP measures in the section entitled “Discussion of Non-GAAP Financial Measures” below and in the financials information included herewith.

CONFERENCE CALL

MariMed management will host a conference call on Thursday, May 8, 2025 at 8:00 a.m. Eastern time, to discuss these results. The conference call may be accessed through MariMed’s Investor Relations website, or by clicking the following link: Q125 MRMD Earnings Call.
FIRST QUARTER 2025 OPERATIONAL HIGHLIGHTS
During the first quarter, the Company announced the following development in the implementation of its strategic growth plan:
•February 28: Completed its acquisition of First State Compassion Center (“FSCC”), the leading cannabis operator in Delaware, in accordance with the terms of the previously announced Omnibus Agreement entered into with FSCC in July 2023. The acquisition integrates FSCC’s cultivation and processing facilities and two dispensaries into MariMed’s fully vertical operations, further enhancing the Company’s revenue and profitability.

OTHER DEVELOPMENTS

Subsequent to the end of the first quarter, the Company announced the following further developments:
•April 1: Commenced distribution of its Nature’s Heritage™-branded cannabis flower, pre-rolls, and vapes in Illinois, marking the first time the brand’s premium products are available in the state.
•April 3: Expanded the line-up of its top-selling Betty’s Eddies™-branded cannabis chews with the introduction of a new caramel chew, Betty’s Caramelt Away.
•April 8: Promoted Ryan Crandall to Chief Commercial Officer to lead the Company’s commercial strategy and activities, including Sales, Marketing, Product Development, and Retail Operations.

He had served as the Company’s Chief Revenue Officer since July 2022, and prior was its Chief Products Officer and SVP, Sales for four years.
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
MariMed’s management uses several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of its business, making operating decisions, and planning and forecasting future periods. The Company has provided in this release several non-GAAP financial measures: Non-GAAP Adjusted EBITDA and non-GAAP Adjusted EBITDA margin, Non-GAAP Gross margin, Non-GAAP Operating expenses and Non-GAAP Net income (loss), as supplements to Revenue, Gross margin, Operating expenses, Income (loss) from operations, Net income (loss) and other financial measures prepared in accordance with GAAP.
Management believes these non-GAAP financial measures are useful in reviewing and assessing the performance of the Company, and when planning and forecasting future periods, as they provide meaningful operating results by excluding the effects of expenses that are not reflective of its operating business performance. In addition, the Company’s management uses these non-GAAP financial measures to understand and compare operating results across accounting periods and for financial and operational decision-making. The presentation of these non-GAAP measures is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP.
Management believes that investors and analysts benefit from considering non-GAAP financial measures in assessing the Company’s financial results and its ongoing business, as it allows for meaningful comparisons and analysis of trends in the business. In particular, non-GAAP adjusted EBITDA is used by many investors and analysts themselves, along with other metrics, to compare financial results across accounting periods and to those of peer companies.
As there are no standardized methods of calculating non-GAAP financial measures, the Company’s calculations may differ from those used by analysts, investors and other companies, even those within the cannabis industry, and therefore may not be directly comparable to similarly titled measures used by others.
Management defines non-GAAP Adjusted EBITDA as income (loss) from operations, determined in accordance with GAAP, excluding the following items:

•depreciation and amortization of property and equipment;
•amortization of acquired intangible assets;
•impairment or write-downs of acquired intangible assets;
•inventory revaluation;
•stock-based compensation;
•severance;
•legal settlements; and
•acquisition-related and other expenses.

For further information, please refer to the publicly available financial filings available on MariMed's Investor Relations website, as filed with the U.S. Securities and Exchange Commission, or as filed with the Canadian securities regulatory authorities on the SEDAR website.

ABOUT MARIMED

MariMed Inc. is a leading multi-state cannabis operator, known for developing and managing state-of-the-art cultivation, production, and retail facilities. Our award-winning portfolio of cannabis brands, including Betty's Eddies™, Bubby’s Baked™, Vibations™, InHouse™, and

Nature’s Heritage™, sets us apart as an industry leader. These trusted brands, crafted with quality and innovation, are recognized and loved by consumers across the country. With a commitment to excellence, MariMed continues to drive growth and set new standards in the cannabis industry. For additional information, visit www.marimedinc.com.
IMPORTANT CAUTION REGARDING FORWARD-LOOKING STATEMENTS:
The information in this release contains “forward-looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to several risks and uncertainties. All statements other than statements of historical facts contained in this release, including without limitation statements regarding projected financial results for 2025, including anticipated openings of dispensaries and facilities, timing of regulatory approvals, plans and objectives of management for future operations, are forward-looking statements. Without limiting the foregoing, the words “anticipates”, “believes”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.
Forward-looking statements are based on our current beliefs and assumptions regarding our business, timing of regulatory approvals, the ability to obtain new licenses, business prospects and strategic growth plan, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated in these forward-looking statements due to various risks, uncertainties, and other important factors, including, among others, reductions in customer spending, our ability to recruit and retain key personnel, and disruptions from the integration efforts of acquired companies.
These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect our business and results of operations. These statements are not a guarantee of future performance and involve risk and uncertainties that are difficult to predict, including, among other factors, changes in demand for the Company’s services and products, changes in the law and its enforcement, and changes in the economic environment. Additional information regarding these and other factors can be found in our reports filed with the U.S. Securities and Exchange Commission. In providing these forward-looking statements, the Company expressly disclaims any obligation to update these statements publicly or otherwise, whether as a result of new information, future events or otherwise, except as required by law.
All trademarks and service marks are the property of their respective owners.
For More Information Contact:
Howard Schacter, Chief Communications Officer
Email: hschacter@marimedinc.com
Phone: (781) 277-0007

# # #

MariMed Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$7,201	$7,282
Accounts receivable, net	9,182	8,742
Inventory	37,560	33,488
Deferred rents receivable	—	556
Notes receivable, current portion	52	52
Other current assets	4,007	3,389
Total current assets	58,002	53,509
Property and equipment, net	94,392	94,167
Intangible assets, net	21,690	18,639
Goodwill	19,482	15,812
Notes receivable, net of current portion	814	840
Operating lease right-of-use assets	8,525	8,730
Finance lease right-of-use assets	3,979	4,073
Other assets	1,116	11,219
Total assets	$208,000	$206,989

Liabilities, mezzanine equity and stockholders’ equity
Current liabilities:
Mortgages and notes payable, current portion	$4,786	$5,126
Accounts payable	13,969	13,189
Accrued expenses and other	7,729	4,435
Income taxes payable	24,751	21,922
Operating lease liabilities, current portion	2,080	1,988
Finance lease liabilities, current portion	1,993	2,018
Total current liabilities	55,308	48,678
Mortgages and notes payable, net of current portion	69,474	69,860
Operating lease liabilities, net of current portion	7,270	7,549
Finance lease liabilities, net of current portion	1,911	1,926
Other liabilities	100	100
Total liabilities	134,063	128,113

Commitments and contingencies

Mezzanine equity
Series B convertible preferred stock	14,725	14,725
Series C convertible preferred stock	—	4,275
Total mezzanine equity	14,725	19,000

Stockholders’ equity
Common stock	389	381
Additional paid-in capital	178,172	173,366
Accumulated deficit	(117,571)	(112,119)
Noncontrolling interests	(1,778)	(1,752)
Total stockholders’ equity	59,212	59,876
Total liabilities, mezzanine equity and stockholders’ equity	$208,000	$206,989

MariMed Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages and per share amounts)
(unaudited)

	Three months ended
	March 31,
	2025	2024

Revenue	$37,955	$37,933
Cost of revenue	22,817	21,461
Gross profit	15,138	16,472

Gross margin	39.9%	43.4%

Operating expenses:
Personnel	7,341	6,465
Marketing and promotion	898	1,762
General and administrative	6,250	6,140
Acquisition-related and other	112	84
Bad debt	1,388	—
Total operating expenses	15,989	14,451

(Loss) income from operations	(851)	2,021

Interest and other (expense) income:
Interest expense	(1,762)	(1,629)
Interest income	24	26
Other expense, net	—	(20)
Total interest and other expense, net	(1,738)	(1,623)

(Loss) income before income taxes	(2,589)	398
Provision for income taxes	2,831	1,690

Net loss	(5,420)	(1,292)
Less: Net income attributable to noncontrolling interests	32	6
Net loss attributable to common stockholders	$(5,452)	$(1,298)

Net loss per share attributable to common stockholders:
Basic	$(0.01)	$(0.00)
Diluted	$(0.01)	$(0.00)

Weighted average common shares outstanding:
Basic	382,557	375,211
Diluted	382,557	375,211

MariMed Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three months ended
	March 31,
	2025	2024
Cash flows from operating activities:
Net loss attributable to common stockholders	$(5,452)	$(1,298)
Net income attributable to noncontrolling interests	32	6
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization of property and equipment	1,807	1,938
Amortization of intangible assets	949	374
Stock-based compensation	547	244
Amortization of debt discount	105	87
Amortization of debt issuance costs	18	18
Payment-in-kind interest	30	14
Bad debt expense	1,388	—
Obligations settled with common stock	1	1
Loss on disposal of assets	111	1
Loss on changes in fair value of investments	—	121
Changes in operating assets and liabilities:
Accounts receivable, net	(303)	707
Deferred rents receivable	12	18
Inventory	(453)	(3,738)
Other current assets	240	391
Other assets	(2,542)	63
Accounts payable	86	1,334
Accrued expenses and other	1,888	1,091
Income taxes payable	2,829	1,838
Net cash provided by operating activities	1,293	3,210

Cash flows from investing activities:
Purchases of property and equipment	(266)	(3,368)
Business combinations, net of cash acquired, and asset purchases	231	—
Advances toward future business combinations and asset purchases	(50)	(485)
Purchases of investments	—	(86)
Purchases and renewals of cannabis licenses	(56)	(265)
Proceeds from notes receivable	26	13
Due from third party	—	(75)
Net cash used in investing activities	(115)	(4,266)

Cash flows from financing activities:
Proceeds from Construction to Permanent Commercial Real Estate Mortgage Loan	—	1,047
Proceeds from mortgages	—	1,163
Principal payments of mortgages	(401)	(65)

	Three months ended
	March 31,
	2025	2024
Principal payments of promissory notes	(478)	(135)
Principal payments of finance leases	(322)	(320)
Distributions	(58)	(45)
Net cash provided by financing activities	(1,259)	1,645

Net (decrease) increase in cash and cash equivalents	(81)	589
Cash and equivalents, beginning of year	7,282	14,645
Cash and cash equivalents, end of period	$7,201	$15,234

MariMed Inc.
Reconciliation of Non-GAAP and GAAP Financial Measures
(in thousands, except percentages)
(unaudited)

	Three months ended
	March 31,
	2025	2024
Non-GAAP Adjusted EBITDA
GAAP (Loss) income from operations	$(851)	$2,021
Depreciation and amortization of property and equipment	1,807	1,938
Amortization of acquired intangible assets	949	374
Stock-based compensation	547	244
Acquisition-related and other	112	84
Adjusted EBITDA	$2,564	$4,661

Non-GAAP Adjusted EBITDA Margin (Non-GAAP adjusted EBITDA as a percentage of revenue)
GAAP Income from operations	(2.2%)	5.3%
Depreciation and amortization of property and equipment	4.8%	5.2%
Amortization of acquired intangible assets	2.5%	1.0%
Stock-based compensation	1.4%	0.6%
Acquisition-related and other	0.3%	0.2%
Adjusted EBITDA margin	6.8%	12.3%

GAAP Gross margin	39.9%	43.4%
Amortization of acquired intangible assets	1.4%	0.4%
Non-GAAP Gross margin	41.3%	43.8%

GAAP Operating expenses	$15,989	$14,451
Amortization of acquired intangible assets	(411)	(243)
Stock-based compensation	(547)	(244)
Acquisition-related and other	(112)	(84)
Non-GAAP Operating expenses	$14,919	$13,880

GAAP Net loss	$(5,420)	$(1,292)
Amortization of acquired intangible assets	949	374
Stock-based compensation	547	244
Acquisition-related and other	112	84
Non-GAAP net loss	$(3,812)	$(590)

MariMed Inc.
Supplemental Information
Revenue Components
(in thousands)
(unaudited)

	Three months ended
	March 31,
	2025	2024
Product sales - retail	$20,779	$22,346
Product sales - wholesale	16,786	14,505
Other revenue	390	1,082
Total revenue	$37,955	$37,933